                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 1999 between the Company and U S Bank Trust National Association, as Trustee of Home Improvement Loan Trust 1999-E (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1999.

                                        CONSECO FINANCE CORP.


                                        BY: /s/ Phyllis A. Knight
                                            --------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                                               [LOGO OF CONSECO]

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 1999 between the Company and U S Bank Trust (N.A), as Trustee of Home Improvement Loan Trust 1999-E (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1999 to October 31, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of November, 1999.

                                        CONSECO FINANCE CORP.


                                        BY: /s/ Phyllis A. Knight
                                            ---------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 1999-E
                                             MONTHLY REPORT       OCTOBER 1999

                                    Distribution Date:        11/15/99
                                                       ------------------------
                                              CUSIP#       393505 3V2 3W0
                                                       ------------------------
                                                             3X8 3Y6 4A7
                                                       ------------------------
                                                             4B5 4C3 4D1
                                                       ------------------------
                                    Trust Account:            3337750-0
                                                       ------------------------

    1.   Amount Available (including Monthly Servicing Fee)                                        $16,004,158.42
                                                                                                   --------------

    2.   Formula Principal Distribution Amount:

         (a)  Scheduled Principal                                               $1,049,693.31
                                                                                -------------
         (b)  Principal Prepayments                                              9,682,585.05
                                                                                -------------
         (c)  Liquidated Loans                                                           0.00
                                                                                -------------
         (d)  Repurchases                                                                0.00
                                                                                -------------
         (e)  Previously undistributed (a)-(d) amounts                                   0.00
                                                                                -------------
         (f)  Pre-Funded Amount, if any
              (Post-Funding Payment Date)                                                0.00
                                                                                -------------

                                                 Total Principal                                   $10,732,278.36
                                                                                                   --------------

    3.   Senior Percentage                                                                                   100%
                                                                                                   --------------

    4.   Class B Percentage                                                                                    0%
                                                                                                   --------------

Class A Certificates
--------------------

      Interest

    5.   Aggregate Current Interest

         (a)  Class A-1 Pass-through Rate                                               6.32%
                                                                                -------------
         (b)  Class A-1 Interest                                                                   $ 1,060,893.64
                                                                                                   --------------
         (c)  Class A-2 Pass-through Rate                                               6.91%
                                                                                -------------
         (d)  Class A-2 Interest                                                                   $   241,850.00
                                                                                                   --------------
         (e)  Class A-3 Pass-through Rate                                               7.18%
                                                                                -------------
         (f)  Class A-3 Interest                                                                   $   741,933.33
                                                                                                   --------------
         (g)  Class A-4 Pass-through Rate                                               7.64%
                                                                                -------------
         (h)  Class A-4 Interest                                                                   $   537,983.33
                                                                                                   --------------

    6.   Amount applied to Unpaid Class A Interest Shortfall                                       $         0.00
                                                                                                   --------------

    7.   Remaining Unpaid Class A Interest Shortfall                                               $         0.00
                                                                                                   --------------


                                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 1999-E
                                             MONTHLY REPORT       OCTOBER 1999
                                                PAGE 2
                                    Distribution Date:        11/15/99
                                                       ------------------------
                                              CUSIP#       393505 3V2 3W0
                                                       ------------------------
                                                             3X8 3Y6 4A7
                                                       ------------------------
                                                             4B5 4C3 4D1
                                                       ------------------------
                                    Trust Account:            3337750-0
                                                       ------------------------

Class M-1 Certificates
----------------------

    8.   Amount Available less all preceding distributions                                         $13,421,498.12
                                                                                                   --------------

      Interest on Class M-1 Adjusted Principal Balance

    9.   Class M-1 Adjusted Principal Balance                                                      $48,000,000.00
                                                                                                   --------------

   10.   Current Interest

         (a)  Class M-1 Pass-through Rate  (floating rate equal to the Weighted
              Average Loan Rate, but in no event greater than 8.13%)

         (b)  Class M-1 Interest                                                                   $   325,200.00
                                                                                                   --------------

   11.   Amount applied to Unpaid Class M-1 Interest Shortfall                                     $         0.00
                                                                                                   --------------

   12.   Remaining Unpaid Class M-1 Interest Shortfall                                             $         0.00
                                                                                                   --------------

Class M-2 Certificates
----------------------

   13.   Amount Available less all preceding distributions                                         $13,096,298.12
                                                                                                   --------------

      Interest on Class M-2 Adjusted Principal Balance

   14.   Class M-2 Adjusted Principal Balance                                                      $28,500,000.00
                                                                                                   --------------

   15.   Current Interest

         (a)  Class M-2 Pass-through Rate  (floating rate equal to the Weighted
              Average Loan Rate, but in no event greater than 9.45%)

         (b)  Class M-2 Interest                                                                   $   224,437.50
                                                                                                   --------------

   16.   Amount applied to Unpaid Class M-2 Interest Shortfall                                     $         0.00
                                                                                                   --------------

   17.   Remaining Unpaid Class M-2 Interest Shortfall                                             $         0.00
                                                                                                   --------------

Class B-1 Certificates
----------------------

   18.   Amount Available less all preceding distributions                                         $12,871,860.62
                                                                                                   --------------


                                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 1999-E
                                             MONTHLY REPORT       OCTOBER 1999
                                                PAGE 3
                                    Distribution Date:        11/15/99
                                                       ------------------------
                                              CUSIP#       393505 3V2 3W0
                                                       ------------------------
                                                             3X8 3Y6 4A7
                                                       ------------------------
                                                             4B5 4C3 4D1
                                                       ------------------------
                                    Trust Account:            3337750-0
                                                       ------------------------

      Interest on Class B-1 Adjusted Principal Balance

   19.   Class B-1 Adjusted Principal Balance                                                      $ 18,000,000.00
                                                                                                   ---------------

   20.   Current Interest

         (a)  Class B-1 Pass-through Rate  (floating rate equal to the Weighted
              Average Loan Rate, but in no event greater than 10.34%)

         (b)  Class B-1 Interest                                                                   $    155,100.00
                                                                                                   ---------------

   21.   Amount applied to Unpaid Class B-1 Interest Shortfall                                     $          0.00
                                                                                                   ---------------

   22.   Remaining Unpaid Class B-1 Interest Shortfall                                             $          0.00
                                                                                                   ---------------

Class A Certificates
--------------------

   23.   Amount Available less all preceding distributions                                         $ 12,716,760.62
                                                                                                   ---------------

      Principal

   24.   Class A Principal Distribution:

         (a)  Class A-1                                                                            $ 10,732,278.36
                                                                                                   ---------------
         (b)  Class A-2                                                                            $          0.00
                                                                                                   ---------------
         (c)  Class A-3                                                                            $          0.00
                                                                                                   ---------------
         (d)  Class A-4                                                                            $          0.00
                                                                                                   ---------------

   25.   Class A Principal Balance:

         (a)  Class A-1 Principal Balance                                                          $190,703,223.47
                                                                                                   ---------------
         (b)  Class A-2 Principal Balance                                                          $ 42,000,000.00
                                                                                                   ---------------
         (c)  Class A-3 Principal Balance                                                          $124,000,000.00
                                                                                                   ---------------
         (d)  Class A-4 Principal Balance                                                          $ 84,500,000.00
                                                                                                   ---------------

   26.   Amount, if any, by which Class A Formula Principal Distribution Amount
         exceeds the amount distributed pursuant to item (24)                                      $          0.00
                                                                                                   ---------------

Class M-1 Certificates
----------------------

   27.   Amount Available less all preceding distributions                                         $  1,984,482.26
                                                                                                   ---------------


                                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 1999-E
                                             MONTHLY REPORT       OCTOBER 1999
                                                PAGE 4
                                    Distribution Date:        11/15/99
                                                       ------------------------
                                              CUSIP#       393505 3V2 3W0
                                                       ------------------------
                                                             3X8 3Y6 4A7
                                                       ------------------------
                                                             4B5 4C3 4D1
                                                       ------------------------
                                    Trust Account:            3337750-0
                                                       ------------------------

      Principal

   28.   Class M-1 Principal Distribution                                                          $         0.00
                                                                                                   --------------

   29.   Class M-1 Principal Balance                                                               $48,000,000.00
                                                                                                   --------------

   30.   Amount, if any, by which the amount in clause (c) of the Class M-1 Formula
         Distribution Amount exceeds the amount distributed pursuant to item (28)                  $         0.00
                                                                                                   --------------

Class M-2 Certificates
----------------------

   31.   Amount Available less all preceding distributions                                         $ 1,984,482.26
                                                                                                   --------------

      Principal

   32.   Class M-2 Principal Distribution                                                          $         0.00
                                                                                                   --------------

   33.   Class M-2 Principal Balance                                                               $28,500,000.00
                                                                                                   --------------

   34.   Amount, if any, by which the amount in clause (c) of the Class M-2 Formula
         Distribution Amount (the "Class M-2 Formula Principal Distribution Amount")
         exceeds the amount distributed pursuant to item (32)                                      $         0.00
                                                                                                   --------------

Class B Principal Distribution Tests
(tests must be satisfied on and after the Payment Date occurring in October 2002)

   35.   Average Sixty-Day Deliquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current Payment Date                                          0.49%
                                                                                                   --------------
         (b)  Average Sixty-Day Delinquency Ratio Test (must not exceed 2.5% of
              Senior Subordination Percentage)                                                              0.24%
                                                                                                   --------------

   36.   Average Thirty-Day Delinquency Ratio Test

         (a)  Thirty-Day Delinquency Ratio for current Payment Date                                         3.65%
                                                                                                   --------------
         (b)  Average Thirty-Day Delinquency Ratio Test ( arithmetic average of
              ratios for this month and two preceding months; may not exceed 50%)                           1.56%
                                                                                                   --------------

   37.   Cumulative Realized Losses Test

         (a)  Cumulative Realized Losses for current Payment Date (as a percentage
              of Cut-off Date Pool Principal Balance: may not exceed 10.0%.)                                0.00%
                                                                                                   --------------


                                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 1999-E
                                             MONTHLY REPORT       OCTOBER 1999
                                                PAGE 5
                                    Distribution Date:        11/15/99
                                                       ------------------------
                                              CUSIP#       393505 3V2 3W0
                                                       ------------------------
                                                             3X8 3Y6 4A7
                                                       ------------------------
                                                             4B5 4C3 4D1
                                                       ------------------------
                                    Trust Account:            3337750-0
                                                       ------------------------


   38.   Current Realized Losses Test

         (a)  Current Realized Losses for current Payment Date                                     $         0.00
                                                                                                   --------------
         (b)  Current Realized Loss Ratio (total Realized Losses for most recent six months, multiplied by 2, divided by arithmetic average of Pool
              Scheduled Principal Balance for sixth preceding Payment Date and
              for current Payment Date; may not exceed 2.5%)                                                0.00%
                                                                                                   --------------

   39.   Class B Principal Balance Test

         (a)  Class B Principal Balance divided by Pool Scheduled Principal Balance
              for prior Payment Date (must equal or exceed 19.0%)                                           9.74%
                                                                                                   --------------

Class B-1 Certificates
----------------------

   40.   Amount Available less all preceding distributions                                         $ 1,984,482.26
                                                                                                   --------------

      Principal

   41.   Class B-1 Principal Distribution                                                          $         0.00
                                                                                                   --------------

   42.   Class B-1 Principal Balance                                                               $18,000,000.00
                                                                                                   --------------

   43.   Amount, if any, by which the amount in clause (c) of the Class B-1 Formula
         Distribution Amount exceeds the amount distributed pursuant to item (41)                  $         0.00
                                                                                                   --------------

Class M-1 Certificates
----------------------

   44.   Amount Available less all preceding distributions                                         $ 1,984,482.26
                                                                                                   --------------

      Liquidation Loss Interest

   45.   Class M-1 Formula Liquidation Loss Interest Distribution Amount                           $         0.00
                                                                                                   --------------

   46.   Amount applied to Unpaid Class M-1 Liquidation Loss Interest Shortfall                    $         0.00
                                                                                                   --------------

   47.   Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall                            $         0.00
                                                                                                   --------------

Class M-2 Certificates
----------------------

   48.   Amount Available less all preceding distributions                                         $ 1,984,482.26
                                                                                                   --------------


                                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 1999-E
                                             MONTHLY REPORT       OCTOBER 1999
                                                PAGE 6
                                    Distribution Date:        11/15/99
                                                       ------------------------
                                              CUSIP#       393505 3V2 3W0
                                                       ------------------------
                                                             3X8 3Y6 4A7
                                                       ------------------------
                                                             4B5 4C3 4D1
                                                       ------------------------
                                    Trust Account:            3337750-0
                                                       ------------------------


      Liquidation Loss Interest

   49.   Class M-2 Formula Liquidation Loss Interest Distribution Amount                           $         0.00
                                                                                                   --------------

   50.   Amount applied to Unpaid Class M-2 Liquidation Loss Interest Shortfall                    $         0.00
                                                                                                   --------------

   51.   Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall                            $         0.00
                                                                                                   --------------

Class B-1 Certificates
----------------------

   52.   Amount Available less all preceding distributions                                         $ 1,984,482.26
                                                                                                   --------------

      Liquidation Loss Interest

   53.   Class B-1 Formula Liquidation Loss Interest Distribution Amount                           $         0.00
                                                                                                   --------------

   54.   Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                    $         0.00
                                                                                                   --------------

   55.   Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                            $         0.00
                                                                                                   --------------

Class B-2 Certificates
----------------------

   56.   Amount Available less all preceding distributions                                         $ 1,984,482.26
                                                                                                   --------------

      Interest

   57.   Current Interest

         (a)  Class B-2 Pass-through Rate  (floating rate equal to the Weighted
              Average Loan Rate, but in no event greater than 11.01%)

         (b)  Class B-2 Interest                                                                   $   357,825.00
                                                                                                   --------------

   58.   Amount applied to Unpaid Class B-2 Interest Shortfall                                     $         0.00
                                                                                                   --------------

   59.   Remaining Unpaid Class B-2 Interest shortfall                                             $         0.00
                                                                                                   --------------

      Principal

   60.   Class B-2 Principal Distribution                                                          $         0.00
                                                                                                   --------------

   61.   Class B-2 Guaranty Payment                                                                $         0.00
                                                                                                   --------------

   62.   Class B-2 Principal Balance                                                               $39,000,000.00
                                                                                                   --------------

   63.   Amount, if any, by which Class B2 Formula Distribution Amount plus
         Class B-2 Liquidation Loss Principal Amount exceeds Class B2
         Distribution Amount                                                                       $         0.00
                                                                                                   --------------


                                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 1999-E
                                              MONTHLY REPORT       OCTOBER 1999
                                                 PAGE 7
                                    Distribution Date:         11/15/99
                                                        ------------------------
                                               CUSIP#       393505 3V2 3W0
                                                        ------------------------
                                                              3X8 3Y6 4A7
                                                        ------------------------
                                                              4B5 4C3 4D1
                                                        ------------------------
                                    Trust Account:            3337750-0
                                                        ------------------------


Class A, Class M, and Class B Certificates
------------------------------------------

   64.   Pool Scheduled Principal Balance                                                          $574,703,223.47
                                                                                                   ---------------

   65.   Pool Factors

         (a)  Class A-1 Pool Factor                                                                      .88288529
                                                                                                   ---------------
         (b)  Class A-2 Pool Factor                                                                     1.00000000
                                                                                                   ---------------
         (c)  Class A-3 Pool Factor                                                                     1.00000000
                                                                                                   ---------------
         (d)  Class A-4 Pool Factor                                                                     1.00000000
                                                                                                   ---------------
         (e)  Class M-1 Pool Factor                                                                     1.00000000
                                                                                                   ---------------
         (f)  Class M-2 Pool Factor                                                                     1.00000000
                                                                                                   ---------------
         (g)  Class B-1 Pool Factor                                                                     1.00000000
                                                                                                   ---------------
         (h)  Class B-2 Pool Factor                                                                     1.00000000
                                                                                                   ---------------

   66.   Loans Delinquent:

         (a)  31-59 days                      7,669,630.29          468
                                       -------------------      ------------
         (b)  60-89 days                      1,796,693.41          112
                                       -------------------      ------------
         (c)  90 or more days                   793,209.92          60
                                       -------------------      ------------

   67.   Principal Balance of Defaulted Loans                                                      $    214,891.92
                                                                                                   ---------------

   68.   Number of Liquidated Loans and Net Liquidated Loss                     #           0      $          0.00
                                                                                -------------      ---------------

   69.   Number of Loans Remaining                                                                     25,075
                                                                                                   ---------------

   70.   Number and Principal Balance of Home Improvement Loans with
         FHA claims finally rejected, or no FHA claim was submitted
         because FHA Insurance was unavailable                                  #           0      $          0.00
                                                                                -------------      ---------------

   71.   FHA Insurance reserve amount                                                              $ 76,667,836.82
                                                                                                   ---------------

   72.   Amount received from FHA Insurance                                                        $          0.00
                                                                                                   ---------------

   73.   (a)  Net Liquidation Losses on all FHA Insurance Home Improvement Loans
              that became Liquidated Loans in any prior Due Period                                 $          0.00
                                                                                                   ---------------
         (b)  Aggregate Repurchase Price of all such Liquidated Loans                              $          0.00
                                                                                                   ---------------
         (c)  Ratio of (a) to (b)                                                                            0.00%
                                                                                                   ---------------

   74.   Pre-Funded Amount                                                                         $104,244,729.34
                                                                                                   ---------------


                                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 1999-E
                                             MONTHLY REPORT       OCTOBER 1999
                                                PAGE 8
                                    Distribution Date:        11/15/99
                                                       ------------------------
                                              CUSIP#       393505 3V2 3W0
                                                       ------------------------
                                                             3X8 3Y6 4A7
                                                       ------------------------
                                                             4B5 4C3 4D1
                                                       ------------------------
                                    Trust Account:            3337750-0
                                                       ------------------------


Company
-------

   75.   Monthly Servicing Fee                                                                     $  249,931.46
                                                                                                   -------------

   76.   Reimbursement for Unreimbursed

         (a)  FHA premiums                                                                         $        0.00
                                                                                                   -------------
         (b)  Advances                                                                             $        0.00
                                                                                                   -------------

Company
-------

   77.   Class B-2 Guaranty Fee (3.00%)                                                            $1,376,725.80
                                                                                                   -------------

Class C Master Certificates
---------------------------

   78.   Class C Distribution Amount                                                               $        0.00
                                                                                                   -------------


Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.